UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 28, 2010

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	33-153529-01	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Energy Future Intermediate Holding Company LLC (“Intermediate Holding”) is filing this current report on Form 8-K in order to reflect the recast of the financial statements and related information of Intermediate Holding for the years ended December 31, 2009 and 2008 (successor), period from October 11, 2007 through December 31, 2007 (successor) and period from January 1, 2007 through October 10, 2007 (predecessor) as a result of the adoption of amended consolidation accounting standards related to variable interest entities, which became effective January 1, 2010 and resulted in the deconsolidation of Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”) and its majority-owned subsidiary, Oncor Electric Delivery Company LLC (“Oncor”), presented in Intermediate Holding’s Annual Report on Form 10-K for the year ended December 31, 2009 (“2009 Form 10-K”).

The financial statements and related information presented in the Exhibits to this Current Report on Form 8-K reflect the adoption of amended accounting standards on January 1, 2010 that require consolidation of a variable interest entity (VIE) if the reporting entity has the power to direct the significant activities of the VIE and the right or obligation to absorb profit and loss from the VIE. A VIE is an entity with which Intermediate Holding has a relationship or arrangement that indicates some level of control over the entity or results in economic risks to Intermediate Holding. Intermediate Holding conducted an extensive analysis of Oncor Holdings’ underlying governing documents and management structure and reached the conclusion to deconsolidate Oncor Holdings. The recast of the Intermediate Holding financial statements reflects the deconsolidation of Oncor Holdings, which holds an approximate 80% interest in Oncor (an SEC filer), and the reporting of Intermediate Holding’s investment in Oncor Holdings under the equity method on a retrospective basis. The attached Exhibits 99.2, 99.3 and 99.4 supersede and replace Items 6, 7, 7A and 8 of the 2009 Form 10-K. The financial disclosures and portions of management’s discussion and analysis unaffected by the retrospective deconsolidation of Oncor are the same in the Exhibits to this Current Report on Form 8-K as provided in the 2009 Form 10-K.

This Current Report on Form 8-K and other Securities and Exchange Commission filings of Intermediate Holding and its subsidiaries occasionally make references to EFH Corp., Intermediate Holding, Oncor Holdings or Oncor when describing actions, rights or obligations of their respective subsidiaries. These references reflect the fact that the subsidiaries may be consolidated with, or otherwise reflected in their respective parent companies’ financial statements for financial reporting purposes. However, these references should not be interpreted to imply that Intermediate Holding is actually undertaking the action or has the rights or obligations of the relevant subsidiary company or that the subsidiary company is undertaking an action or has the rights or obligations of its parent company or any other affiliate.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Glossary (to facilitate reading of the recast financial disclosures)

99.2	Item 6. Selected Financial Data (as recast to reflect the adoption of amended accounting consolidation standards related to VIEs)

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 7A. Quantitative and Qualitative Disclosures About Market Risk (as recast to reflect the adoption of amended accounting consolidation standards related to VIEs)

99.4	Item 8. Financial Statements and Supplementary Data (as recast to reflect the adoption of amended accounting consolidation standards related to VIEs)

99.5	Energy Future Intermediate Holding Company LLC Computation of Ratio of Earnings to Fixed Charges (Exhibit 12(a)) (as recast to reflect the adoption of amended accounting consolidation standards related to VIEs)

99.6	Energy Future Intermediate Holding Company LLC Consolidated Adjusted EBITDA Reconciliation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/S/ STANLEY J. SZLAUDERBACH
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President and Controller

Dated: May 28, 2010